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Poder Judiciário
República Federativa do Brasil
Cartório Único de Registro de Imóvel da Comarca de Apuí-AM
Leslie de Oliveira Paiva – Tabeliã Substituta
Av. 13 de Novembro, s/n – centro
Cep. 69.265-000 - Fone: (097) 3389-1374

CARTÓRIO DO JUDICIAL E DEMAIS ANEXOS REGISTRO CIVIL, NOTAS... Leslie de Oliveira Paiva ... DA COMARCA DE APUÍ - AM

CARTÓRIO DO JUDICIAL E ANEXOS DE APUÍ Leslie de Oliveira Paiva Sub-Oficial

Leslie de Oliveira Paiva, Oficiala do Único Cartório de Registro de Imóveis desta Comarca de Apuí, Estado do Amazonas, República Federativa do Brasil.

ESCRITURA PÚBLICA DE COMPRA E VENDA DE IMÓVEL R$ 1.500.000,00

SAIBAM, quanto a presente escritura pública virem que, no ano do Nascimento de Nosso Senhor Jesus Cristo de Dois Mil e Oito (2008), aos sete (07) dias do mês de maio, nesta Cidade de Apuí, Estado do Amazonas, República Federativa do Brasil em meu Cartório, sito a Av. 13 de Novembro, s/n – Centro -, perante mim, Tabeliã e as Testemunhas adiante nomeada e assinadas, compareceram partes entre si, a vindas e contratadas, a saber: de um lado como Outorgante vendedor **ALCIR GOMES PALEZZA**, brasileiro, solteiro, comerciante, portador do RG nº 110286-5, SSP-MT e CPF/MF nº 014.535.941-75, residente e domiciliado em Sorriso – MT, e de outro lado como Outorgado Comprador a empresa **AMAZONAS, INDÚSTRIA, COMERCIO E EXPORTAÇÃO DE PRODUTOS DE MADEIRAS LTDA** pessoa jurídica, inscrita nº CNPJ/MF sob o nº 04.661.961/0001-06, com endereço na Rua Cerejeira, 82 – Pólo Moveleiro – Bairro São Francisco – CEP 69100-000 – no Município de Itacoatiara – Amazonas, neste ato representada por sua Sócia-Administradora, Sra. **RENY DE OLIVEIRA**, brasileira, solteira, comerciante, portadora do RG nº 617.288 SSP/AM e do CPF/MF sob o nº 213.395.972-68, residente e domiciliada na Rua Thomás Antonio Gonzaga, 396 – Bairro Dom Pedro II – na Cidade de Manaus – Amazonas, pessoas conhecidas de mim, Tabeliã, e de duas testemunhas adiantes nomeadas e assinadas pelas próprias de que trato e dou fé. E, perante essas mesmas testemunhas, me foi dito, que, sendo senhor e legítimo possuidor, a justo título e absolutamente, livre e desembaraçado de quaisquer dívidas e ônus reais, inclusive hipotecas mesmos legais de um Imóvel Rural, localizado neste Município – Apuí -, conforme a Lei nº 1826, de 30 de dezembro de 1987, publicada no Diário Oficial do Estado nº 26.391, da mesma data; com uma área de **36.481,6291 ha** (trinta e seis mil, quatrocentos e oitenta e um hectares, sessenta e dois ares e noventa e um centiares), denominado **"FAZENDA JATUARANA"**, com os seguintes limites e confrontações: Norte – Terras da União; Leste – Terras da União; Sul – Terras da União; Oeste – com o Rio Aripuanã; com a seguinte descrição perimétrica: partindo do ponto F-8A, definido pelas coordenadas geográficas de Latitude 07°31'04,18468" Sul e Longitude 60° 32'12,36491" WGr, e Coordenadas Planas UTM 771.837,95 Leste e 9.168,238,55 Norte, Elipsóide SAD-69 referida ao meridiano central 63° WGr, situado na parte norte do lote; deste confrontando com terras da União segue com azimute verdadeiro de 124°41'01" e distância de 16.886,62 m até o ponto P-6A; deste confrontando com Terras da União segue com azimute

Cartório Carlos Rocha 2º Tabelionato de Notas
SELO ELETRÔNICO DE FISCALIZAÇÃO DO TJAM
Certifico que a presente fotocópia está idêntica ao original.
AD112495-95
Data/Hora 16/06/2010 10:39
AUTENTICAÇÃO
EMOLUMENTOS R$

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verdadeiro de 241°18'20" e distância de 3.759,28 m até o ponto P-06, deste, confrontando-se com terras da União segue com azimute verdadeiro de 241°15'00" e distância de 5.000,00 m até o ponto P-05, deste confrontando-se com Terras da União segue com azimute verdadeiro de 241°15'00" e distância de 5.000,00 m até o ponto P-04, deste, confrontando-se com Terras da União segue com azimute verdadeiro de 241°15'00" e distância de 5.000,00 m até o ponto P-03, deste, confrontando-se com Terras Devolutas segue com azimute verdadeiro 241°15'00" e distância de 3.000,00 m até o ponto P-02 deste, confrontando-se com Terras da União, segue com azimute verdadeiro de 241° 11'36" e distância de 902,50 m até o ponto MM-03 deste, confrontando-se com o Rio Aripuanã, segue por vários alinhamentos e distância de 24.731,23 m até o ponto MM-04 deste confrontando-se com Terras da União segue com azimute verdadeiro de 78°48'50" e distância de 10.704,80 m, até o ponto F-8 deste, confrontando-se com Terras da União segue com azimute verdadeiro de 61°34'12" e distância de 4.552,00 m até o ponto F-8A. Imóvel esse que se encontra devidamente Registrado as fls. 22, sob o nº da matrícula M-22, do Livro nº 2-C de Registro Geral de Imóveis do Cartório do Judicial e Anexos da Comarca deste Município Apuí, Estado do Amazonas. Como por bem desta Escritura e na melhor forma de direito efetivamente vendido tem, pelo preço e previamente convencionado de R$ 1.500.000,00 (Hum milhão e meio de reais), que confessa receber do Outorgado em moeda corrente e legal deste País que conta e acha exato, da qual da ao mesmo comprador plena, geral e irrevogável quitação de pago e satisfeita para nunca mais o repetir, desde já transfere toda posse, jus, domínio, direito e ações que exercia sobre o imóvel ora vendido para que dele, mesmo comprador use, goze e disponha livremente como seu que fica sendo, obrigando-se o vendedor por si e seus herdeiros a fazer esta venda sempre boa, firme e valiosa, respondendo pela evicção de direito quando chamado à autoria. Pelo Outorgado Comprador, me foi dito que aceita a presente venda pelo preço já mencionado de R$ 1.500.000,00 (Hum milhão e meio de reais), e essa escritura em todos os seus expressos termos assim o disse e dou fé. A pedido das partes, lavrei esta Escritura em seu inteiro teor, tal qual se acha redigida, ficando em toda ratificada, a qual feita e lhes sendo lida. Em seguida foram-me apresentados os seguintes documentos de impostos pagos e certidões. O Imposto de Transmissão de Bens Imóveis - ITBI -, será recolhido na hora do registro da referida escritura no Município de Apui/AM. E, por se acharem assim contratados, me pediram lhe fizesse a presente escritura que sendo-lhes lida em voz alta aceitaram, ratificaram, outorgaram, aceitaram e assinaram.

LIVRO Nº 16 **FOLHAS Nº 161 e verso**

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Sendo dispensada as testemunhas conforme Provimento nº 07/81, da Corregedoria Geral do Estado do Amazonas. Apuí/AM, 07 de maio de 2008. (aa) - **ALCIR GOMES PALEZZA. AMAZONAS, INDÚSTRIA, COMERCIO E EXPORTAÇÃO DE PRODUTOS DE MADEIRAS LTDA.** Transladada pela primeira vez nesta data; dou fé. Eu, (a) Leslie de Oliveira Paiva. Oficial Substituta. Subscrevo e assino.

Em Testº , da verdade.

Leslie de Oliveira Paiva
Sub Oficial / Escrivã / Tabeliã

ALCIR GOMES PALEZZA

Outorgante Vendedor

AMAZONAS, INDÚSTRIA, COMERCIO E EXPORTAÇÃO DE PRODUTOS DE MADEIRAS LTDA

Outorgado Comprador

Oficial: Leslie de Oliveira Paiva

Leslie de Oliveira Paiva
Sub Oficial / Escrivã / Tabeliã

Corregedoria-Geral de Justiça - AM
HSC
Certidão
TA610692

CARTÓRIO DO JUDICIAL E ANEXOS
Leslie de Oliveira Paiva
Port. TJ-AM
Sub-Oficial

Cartório Carlos Rocha
2º Tabelionato de Notas
Sucursal: Av. Noel Nutels, Bloco 3, Loja 1 - Cidade Nova
CEP: 69.096-000 Fone: (92) 3645-3040 / Fax: (92) 3645-1182

SELO ELETRÔNICO DE FISCALIZAÇÃO DO TJ-AM
Certifico que a presente fotocópia está idêntica ao original
Art. 7o. inciso V da Lei nº 8935, Dou Fé
AD112494-97
Data/Hora 16/06/2010 10:39
Venicio Alves de Andrade - Escrevente
8344-C825-65AE-A8CA
consulte o selo em www.seloam.com.br

AUTENTICAÇÃO
EMOLUMENTO R$
FUNETJ R$
FUNDPAM R$
TOTAL DO ATO: R$

CARTÓRIO CARLOS ROCHA
OFÍCIO DE NOTAS

Certifico e dou fé Ter registrado esta
critura de Compra e Venda de Imóvel no Registro
Imóveis desta Comarca, Livro 2-C da matrícula
, fls V-22, sob o Registro **R-05/22** em 15/05/2008.

ui, 15 de maio de 2008.